UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2017, the Board of Directors (the “Board”) of Intel Corporation (“Intel”) appointed Kevin T. McBride as Intel’s principal accounting officer, effective immediately.

Mr. McBride, age 47, is a vice president of finance and serves as corporate controller at Intel. He was previously Intel’s global accounting and financial services controller from 2013 to 2015 and was promoted to vice president in February 2015. Mr. McBride also served as Intel’s external reporting and treasury accounting controller from 2010 to 2015 and accounting policy controller from 2005 to 2009, and he has been a fellow at the Financial Accounting Standards Board. Mr. McBride joined Intel in 2000 as an accounting policy manager. He began his career at KPMG in 1993, last serving as an audit manager. Mr. McBride is a member of the board of directors of Financial Executives International and previously served on the Center for Audit Quality’s SEC Regulations Committee. Mr. McBride holds a bachelor’s degree in business from Oregon State University and is a certified public accountant in the state of Oregon.

In connection with his appointment, Mr. McBride’s salary was increased to $320,000, and his target annual incentive amount under Intel’s Annual Performance Bonus program was set at $316,800. In addition, in connection with his appointment, Mr. McBride will be granted equity awards in the first quarter of 2018 with a target value on the grant date of approximately $418,900, to be composed of approximately 60% performance-based restricted stock units (OSUs) and 40% time-based restricted stock units (RSUs). These equity grants will be subject to the terms and conditions of Intel’s 2006 Equity Incentive Plan.

Mr. McBride is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: November 21, 2017	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary